[GRAPHIC OMITTED]

                                  TOTAL RETURN
                               U.S. TREASURY FUND
                                     SHARES

                               Semi-Annual Report
                                 April 30, 2000

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

Dear Shareholders:

     We are pleased to report on the progress of your Fund for the period ended April 30, 2000. For the first six months of the fiscal year, the Fund recorded a total return of 4.24%. Since its inception on August 10, 1988, the Fund has produced a cumulative total return of 144.13%, which translates into an average annual total return of 7.9%. These figures assume the reinvestment of dividends and capital gain distributions and exclude the impact of any sales charge.

PORTFOLIO MANAGEMENT

     The Treasury is in the process of paying down its debt through a combination of reduced issuance and the repurchase of older high coupon bonds. The Fund has invested in high coupon issues to take advantage of the Treasury buy back action. These issues have recently outperformed other Treasuries. Please see below as an example of yield spread change during the last six months.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

10/29/00                50.06
                           49
11/12/99                   45
                           42
                           45
12/3/99                    43
                           41
                           46
12/24/99                   42
                           39
                           31
1/14/00                    23
                           14
                         0.83
2/4/00                   4.57
                        -7.08
                       -10.35
2/25/00                  0.44
                        -6.63
                        -0.01
3/17/00                 -1.41
                        -0.31
                         4.49
4/7/00                   4.21
                        12.58
                         4.35
4/28/00                  0.67

     Six months ago the high coupon long treasuries had a yield 50 basis points higher than 10-year Treasuries. At the end of April, the yields were the same. At this point there is likely to be some additional relative appreciation for the long issue, but as the buy backs go on, the Fund is likely to invest in the ten-year maturity area, selling its long maturities and reducing cash reserves.

LETTER TO SHAREHOLDERS (CONCLUDED)
--------------------------------------------------------------------------------

     Our fundamental analysis of the economy indicates that strong growth will persist into the second quarter keeping pressure on interest rates. The long duration implications of the Fund's successful use of the buy back segment of the Treasury market has been balanced by maintaining a high degree of short term reserves. At the end of April the Fund had about 26% in short term investments. ISI is looking for the right opportunity to reinvest in the ten-year maturity range. Please see our Economic Outlook report that follows this letter for more details.

     We would like to welcome our new investors to the Fund and thank those who have been with us for some time. We appreciate your confidence.

Sincerely,

/S/ SIGNATURE
R. Alan Medaugh
President

May 5, 2000>

ECONOMIC OUTLOOK FOR 2000
--------------------------------------------------------------------------------

OVERVIEW

     Currently, we see more negatives than positives for bonds. In establishing our position on bonds, we look at three perspectives: 1) fundamentals, 2) sentiment, and 3) technicals. Currently, we believe the fundamentals and technicals are negative, while sentiment is positive. This mix puts us cautious on bonds. We are watching the "fundamentals" for a possible change, given that our company surveys last week predicted a slow down in the economy, money growth is slowing and commodity prices have weakened. But strong growth reports have been dominant so far. First quarter nominal growth was reported last week to be running at an 8.1% annual rate. Inflation readings have also picked up. The Employment Cost Index, a report closely watched by the Federal Reserve, jumped to a 4.3% annual rate for the first quarter. The pick-up in inflation has gained consumer attention according to the University of Michigan Inflation Expectation report. Inflation expectations are up 100 basis points in the last year, implying future pressure on wage demands. We expect the Federal Reserve will increase the Federal Funds rate by 50 basis points in two 25 basis point moves at the May and June meetings.

U.S. ECONOMY

     Over the last five years a distinct economic growth pattern has persisted, with the first quarter of the year strong relative to the fourth quarter of the preceding year as illustrated in the chart below. For seasonal strength to continue for five years means the forces behind the growth are accelerating faster than the Bureau of Labor Statistics can adjust its seasonal models. We believe the keys to this first quarter growth are accelerating tax refunds, rising bonus payments and home mortgage refinancing windfalls.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

12/31/95                   2.6
3/31/96                    3.3
12/31/96                   2.9
3/31/97                    4.4
12/31/97                   3.3
3/31/98                    5.8
12/31/98                   4.6
3/31/99                    6.5
12/31/99                   5.9
3/31/00                    7.5

ECONOMIC OUTLOOK FOR 2000 (CONCLUDED)
--------------------------------------------------------------------------------

     The question is what's next. It would seem that the first quarter acceleration story suggests growth slows in the second quarter. However, that has not been the case. In the past four years, second quarter consumer spending has accelerated half the time. This year there is a special stimulus: the repeal of the Social Security earnings test for workers aged 65 to 69. This will provide roughly a $1.4 billion tax cut for the second quarter, or almost $6 billion at an annual rate. So, it is likely that this year may see growth persist at a higher rate into the second quarter. As a result, the Federal Reserve will be forced to continue with its increases in short rates.

     In the second half of 2000, we expect the Federal Reserve rate increases along with those of other Central Banks will begin to dampen growth. Also pointing to lower growth, money supply growth, which leads retail sales, has rolled over in the last month. Equity prices have also been flat for the last four months while exhibiting day to day volatility. This behavior is likely to reduce consumer confidence. ISI sees a slow down developing from these factors.

FINANCIAL MARKETS

     Strong growth in 1999 and a change in Federal Reserve policy pushed interest rates up from 4.65% to 6.44% on 10-year U.S. Treasuries. After an early 2000 rally, strong growth and a hawkish Federal Reserve have again moved rates higher. The stock market has also played a role in raising rates. The resulting long-term build up of consumer balance sheet wealth has stimulated spending, helping bolster economic growth. A year-end 1999 money growth acceleration to head off any Y2K problems most likely exacerbated the performance of the speculative part of the equity market such as the NASDAQ. The recent reversal of the money acceleration seemed to have produced a sizeable drop in the same speculative stock sector. As a result, price volatility has become an important feature in the financial markets.

     Looking ahead, we expect growth to slow in the second half of 2000. This is likely to cap the Federal Reserve's interest rate increases and begin to lower long-term bond yields.

FLAG INVESTORS TOTAL RETURN U.S. TREASURY FUND SHARES
--------------------------------------------------------------------------------

ADDITIONAL PERFORMANCE INFORMATION

     The shareholder letter included in this report contains statistics designed to help you evaluate the performance of your Fund's management. To further assist in this evaluation, the Securities and Exchange Commission (SEC) requires that we include the Fund's total return according to a standardized formula.

     The SEC standardized total return figures include the impact of the maximum 4.5% initial sales charge for the Class A Shares. Returns would be higher for Class A Shares investors who qualified for a lower initial sales charge.

AVERAGE ANNUAL TOTAL RETURN 1

Periods Ended 4/30/00       1 Year     5 Years    10 Years    Since Inception*
  Class AShares             (2.39)%     6.06%       7.76%          7.47%
--------------------------------------------------------------------------------

1 PAST PERFORMANCE IS NOT AN INDICATOR OF FUTURE RESULTS. Since investment return and principal value will fluctuate, an investor's shares may be worth more or less than their original cost when redeemed.
* Inception date: 8/10/88.

     The SEC total return figures may differ from total return figures in the shareholder letter because the SEC figures include the impact of sales charges while the total return figures in the shareholder letter do not. Any performance figures shown are for the full period indicated.

     These figures assume the reinvestment of dividends and capital gain distributions.

FLAG INVESTORS TOTAL RETURN U.S. TREASURY FUND SHARES
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS                                          APRIL 30, 2000
(UNAUDITED)

                                                             Par
Interest Rate              Maturity Date                    (000)            Value
------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
U.S. TREASURY BONDS - 70.1%
--------------------------------------------------------------------------------

   10.375%                    11/15/12                    $24,250     $ 29,539,531
    8.875                      2/15/19                     29,500       37,732,358
    8.125                      8/15/19                     35,000       42,060,165
    8.500                      2/15/20                     41,000       51,109,083
    8.125                      8/15/21                     11,400       13,843,875
                                                                      ------------
   Total U.S. Treasury Bonds
         (Cost $188,897,720) .......................................   174,285,012
                                                                      ------------
--------------------------------------------------------------------------------
 ZERO COUPON U.S. TREASURY BONDS (STRIPS)1 - 2.8%
--------------------------------------------------------------------------------
    6.245%*                    5/15/17                     19,500        6,850,292
                                                                      ------------
   Total Zero Coupon U.S. Treasury Bonds (STRIPS)1
         (Cost $7,598,893) .........................................     6,850,292
                                                                      ------------
--------------------------------------------------------------------------------
 REPURCHASE AGREEMENTS - 26.1%
--------------------------------------------------------------------------------
Goldman Sachs & Co., 5.63%
      Dated 4/28/00, to be repurchased on
      5/1/00, collateralized by U.S. Treasury
      Notes with a market value of $22,054,683.
      (Cost $21,622,000) ................................. 21,622       21,622,000
J.P. Morgan Securities, Inc., 5.70%
      Dated  4/28/00,  to be  repurchased  on
      5/1/00,  collateralized  by  U.S.
      Treasury Notes with a market value of $22,053,968.
      (Cost $21,621,000) ................................. 21,621       21,621,000
Morgan Stanley &Co., 5.68%
      Dated  4/28/00,  to be  repurchased  on
      5/1/00,  collateralized  by  U.S.
      Treasury Notes with a market value of $22,162,315.
      (Cost $21,621,000) ................................. 21,621       21,621,000
                                                                      ------------
   Total Repurchase Agreements
         (Cost $64,864,000) ........................................    64,864,000
                                                                      ------------
TOTAL INVESTMENTS -- 99.0%
      (Cost $261,360,613) ..........................................   245,999,304
OTHER ASSETS IN EXCESS OF LIABILITIES -- 1.0% ......................     2,442,164
                                                                      ------------
NET ASSETS -- 100.0% ...............................................  $248,441,468
                                                                      ------------
                                                                      ------------

FLAG INVESTORS TOTAL RETURN U.S. TREASURY FUND SHARES
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (CONCLUDED)                               APRIL 30, 2000

--------------------------------------------------------------------------------
NET ASSET VALUE AND REDEMPTION PRICE PER:
   Flag Investors Class A Share
      ($107,227,390 / 11,375,726 shares outstanding) ...............   $ 9.43
                                                                       ------
                                                                       ------
   ISI Class Share
      ($141,214,078 / 14,982,918 shares outstanding) ...............   $ 9.43
                                                                       ------
                                                                       ------
MAXIMUM OFFERING PRICE PER:
   Flag Investors Class A Share
      ($9.43 / 0.955) ..............................................   $ 9.87
                                                                       ------
                                                                       ------
   ISI Class Share
      ($9.43 / 0.9555) .............................................   $ 9.87
                                                                       ------
                                                                       ------

--------------------
* Yield as of April 30, 2000.
1 Separate trading of registered interest and principal of securities.


SEE NOTES TO FINANCIAL STATEMENTS.

FLAG INVESTORS TOTAL RETURN U.S. TREASURY FUND SHARES
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
                                                               For the Six
                                                               Months Ended
                                                                 April 30,
--------------------------------------------------------------------------------
                                                                   2000 1
Investment Income:
   Interest .................................................   $ 7,440,736
                                                                -----------
Expenses:
   Investment advisory fee ..................................       342,194
   Distribution fee .........................................       316,252
   Administration fee .......................................       126,260
   Transfer agent fee .......................................        43,022
   Accounting fee ...........................................        38,921
   Custodian fee ............................................        28,114
   Professional fees ........................................        26,428
   Registration fees ........................................        22,439
   Printing and postage .....................................        17,470
   Miscellaneous ............................................         2,069
                                                                -----------
            Total expenses ..................................       963,169
                                                                -----------
Net investment income .......................................     6,477,567
                                                                -----------
Realized and unrealized gain/(loss) on investments:
   Net realized loss from security transactions .............    (3,511,978)
   Change in unrealized appreciation/depreciation
      on investments ........................................     7,395,398
                                                                -----------
   Net gain on investments ..................................     3,883,420
                                                                -----------
Net increase in net assets resulting from operations ........   $10,360,987
                                                                -----------
                                                                -----------
---------------
1 Unaudited.

SEE NOTES TO FINANCIAL STATEMENTS.

FLAG INVESTORS TOTAL RETURN U.S. TREASURY FUND SHARES
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                       For the Six     For the
                                                       Months Ended   Year Ended
                                                         April 30,    October 31,
-----------------------------------------------------------------------------------
                                                          2000 1          1999
Increase/(Decrease) in Net Assets:
Operations:
   Net investment income ...........................  $   6,477,567   $ 13,390,796
   Net realized gain/(loss) from
      security transactions ........................     (3,511,978)     4,648,128
   Change in unrealized appreciation/
      depreciation on investments ..................      7,395,398    (29,808,640)
                                                      -------------   ------------
   Net increase/(decrease) in net assets
      resulting from operations ....................     10,360,987    (11,769,716)
                                                      -------------   ------------
Dividends to Shareholders from:
   Net investment income and short-term gains:
      Flag Investors Class A Shares ................     (3,730,213)    (8,710,017)
      Flag Investors Class B Shares ................             --       (186,679)
      ISI Class Shares .............................     (4,926,629)   (11,554,616)
                                                      -------------   ------------
   Net realized long-term gains:

      Flag Investors Class A Shares ................             --     (2,005,712)
      Flag Investors Class B Shares ................             --        (68,070)
      ISI Class Shares .............................             --     (2,770,396)
                                                      -------------   ------------
         Total distributions .......................     (8,656,842)   (25,295,490)
                                                      -------------   ------------
Capital Share Transactions (Note 3):
   Proceeds from sale of shares ....................     16,762,442     42,387,220
   Value of shares issued in
      reinvestment of dividends ....................      5,450,050     17,749,854
   Cost of shares repurchased ......................    (41,892,474)   (54,663,606)
                                                      -------------   ------------
   Increase/(decrease) in net assets derived
      from capital share transactions ..............    (19,679,982)     5,473,468
                                                      -------------   ------------
   Total decrease in net assets ....................    (17,975,837)   (31,591,738)
Net Assets:
   Beginning of period .............................    266,417,305    298,009,043
                                                      -------------   ------------
   End of period including distributions in excess
      of net investment income of $556,835 for the
      year ended October 31, 1999 ..................   $248,441,468   $266,417,305
                                                      -------------   ------------
                                                      -------------   ------------
-----------------

1 Unaudited.

SEE NOTES TO FINANCIAL STATEMENTS.

FLAG INVESTORS TOTAL RETURN U.S. TREASURY FUND SHARES
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS -- FLAG INVESTORS CLASS A

(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

                                                        For the Six
                                                        Months Ended
                                                          April 30,              For the Years Ended October 31,
-------------------------------------------------------------------------------------------------------------------------------
                                                            2000 2       1999        1998        1997        1996       1995

Per Share Operating Performance:
   Net asset value at beginning of period ...............  $   9.35    $  10.62    $  10.04    $   9.83    $  10.19   $   9.22
                                                           --------    --------    --------    --------    --------   --------
Income from Investment Operations:
   Net investment income ................................      0.24        0.64        0.51        0.55        0.56       0.57
   Net realized and unrealized gain/(loss) on investments      0.16       (1.03)       0.71        0.30       (0.23)      1.04
                                                           --------    --------    --------    --------    --------   --------
   Total from Investment Operations .....................      0.40       (0.39)       1.22        0.85        0.33       1.61
Less Distributions:
   Distributions from net investment income
      and short-term gains ..............................     (0.32)      (0.71)      (0.64)      (0.55)      (0.65)     (0.64)
   Tax return of capital distribution ...................        --          --          --       (0.08)         --         --
   Distributions in excess of net investment income .....        --          --          --       (0.01)      (0.04)        --
   Net realized long-term gains .........................        --       (0.17)         --          --          --         --
                                                           --------    --------    --------    --------    --------   --------
   Total distributions ..................................     (0.32)      (0.88)      (0.64)      (0.64)      (0.69)     (0.64)
                                                           --------    --------    --------    --------    --------   --------
   Net asset value at end of period .....................  $   9.43    $   9.35    $  10.62    $  10.04        9.83   $  10.19
                                                           --------    --------    --------    --------    --------   --------
                                                           --------    --------    --------    --------    --------   --------
Total Return1 ...........................................      4.24%      (3.82)%     12.50%       9.00%       3.44%     18.09%
Ratios to Average Daily Net Assets:
   Expenses .............................................      0.74%3      0.81%       0.85%       0.83%      0.81%       0.80%
   Net investment income ................................      4.97%3      4.68%       4.98%      5.62%        5.69%      5.94%
Supplemental Data:
   Net assets at end of period (000):
      Flag Investors Class A Shares .....................  $107,227    $114,886    $122,785    $122,229    $143,791   $164,206
      ISI Class Shares ..................................  $141,214    $151,532    $171,336    $171,074    $193,486   $206,615
   Portfolio turnover rate ..............................         5%         77%        179%         92%        199%       194%
------------

1Total return excludes the effect of sales charge.
2 Unaudited.
3 Annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

pages 10 and 11

FLAG INVESTORS TOTAL RETURN U.S. TREASURY FUND SHARES
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS -- FLAG INVESTORS CLASS B SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                      For the Period                     For the Period
                                     November 1, 1998                    June 20, 1996 2
                                          through       For the Years         through
                                         May 14,      Ended October 31,    October 31,
-------------------------------------------------------------------------------------------
                                          1999 1       1998        1997       1996
Per Share Operating Performance:
   Net asset value at beginning
      of period .....................    $  10.62    $  10.03    $   9.85   $  10.00
                                         --------    --------    --------   --------
Income from Investment
   Operations:

   Net investment income ............        0.31        0.55        0.56       0.22
   Net realized and unrealized
      gain/(loss) on investments ....       (0.70)       0.65        0.23      (0.15)
                                         --------    --------    --------   --------
   Total from Investment
      Operations ....................       (0.39)       1.20        0.79       0.07
Less Distributions:
   Distributions from net
      investment income and
      short-term gains ..............       (0.37)      (0.61)      (0.56)     (0.22)
   Tax return of capital
      distribution ..................          --          --       (0.04)        --
   Distributions in excess of net
      investment income .............          --          --       (0.01)        --
   Net realized long-term gains .....       (0.17)         --          --         --
                                         --------    --------    --------   --------
   Total distributions ..............       (0.54)      (0.61)      (0.61)     (0.22)
                                         --------    --------    --------   --------
   Net asset value at end
      of period .....................    $   9.69    $  10.62    $  10.03   $   9.85
                                         --------    --------    --------   --------
                                         --------    --------    --------   --------
Total Return 3 ......................       (3.62)%     12.29%       8.49%      6.37%
Ratios to Average Daily Net Assets:
   Expenses .........................        1.24%4      1.20%       1.18%      1.40%4
   Net investment income ............        4.37%4      4.59%       5.24%      5.45%4
Supplemental Data:
   Net assets at end
      of period (000) ...............    $    129    $  3,888    $    838   $    123
   Portfolio turnover rate ..........          77%4       179%         92%       199%4
------------

1 Class B Shares were converted to Class A Shares on May 14, 1999. 2 Commencement of operations.
3 Total return excludes the effect of sales charge.
4 Annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

FLAG INVESTORS TOTAL RETURN U.S. TREASURY FUND SHARES
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1 -- Significant Accounting Policies

     Total Return U.S. Treasury Fund, Inc. (the "Fund"), which was organized as a Maryland Corporation on June 3, 1988 and began operations August 10, 1988, is registered under the Investment Company Act of 1940 as a diversified, open-end investment management company. It is designed to provide a high level of total return with relative stability of principal as well as the secondary objective of high current income consistent with an investment in securities issued by the United States Treasury.

     The Fund consists of two share classes: ISI Total Return U.S. Treasury Fund Shares ("ISI Class Shares") and Flag Investors Total Return U.S. Treasury Fund Class A Shares ("Flag Investors Class A Shares"), both of which began operations August 10, 1988. Another class of shares, Flag Investors Total Return U.S. Treasury Fund Class B Shares began operations June 20, 1996. The sale of the Flag Investors Class B Shares was terminated and existing Flag Investors Class B Shares were converted to Flag Investors Class A shares on May 14, 1999.

     The ISI Class Shares have a 4.45% maximum front-end sales charge and the Flag Investors Class A Shares have a 4.50% maximum front-end sales charge. The classes have the same distribution fees.

     When preparing the Fund's financial statements, management makes estimates and assumptions in accordance with accounting principles generally accepted in the United States. These estimates affect 1) the assets and liabilities that we report at the date of the financial statements; 2) the contingent assets and liabilities that we disclose at the date of the financial statements; and 3) the revenues and expenses that we report for the period. These estimates could be different from the actual results. Under certain circumstances, it is necessary to reclassify prior year information in order to conform to the current year's presentation. The Fund's significant accounting policies are:

  A. SECURITY VALUATION -- The Fund values a portfolio security that is primarily traded on a national exchange by using the last price reported for the day by an independent pricing source. If there are no sales or the security is not traded on a listed exchange, the Fund values the security at the average of the last bid and asked prices in the over-the-counter market. When a market quotation is not readily available, the Investment
     Advisor determines a fair value using procedures that the Board of Directors establishes and monitors. At April 30, 2000 there were no Board Valued Securities. The Fund values short-term obligations with maturities of 60 days or less at amortized cost which approximates fair market value.

FLAG INVESTORS TOTAL RETURN U.S. TREASURY FUND SHARES
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 1 -- concluded

  B. REPURCHASE AGREEMENTS -- The Fund may enter into tri-party repurchase agreements with broker-dealers and domestic banks. A repurchase agreement is a short-term investment in which the Fund buys a debt security that the broker agrees to repurchase at a set time and price. The third party, which is the broker's custodial bank, holds the collateral in a separate account until the repurchase agreement matures. The agreement requires that the collateral's market value, including any accrued interest, exceed the broker's repurchase obligation. The Fund's access to the collateral may be delayed or limited if the broker defaults and the value of the collateral declines or if the broker enters into an insolvency proceeding.

  C. FEDERAL INCOME TAXES -- The Fund determines its distributions according to income tax regulations, which may be different from generally accepted accounting principles. As a result, the Fund occasionally makes reclassifications within its capital accounts to reflect income and gains that are available for distribution under income tax regulations.

       The Fund is organized as a regulated investment company. As long as it maintains this status and distributes to its shareholders substantially all of its taxable net investment income and net realized capital gains, it will be exempt from most, if not all, federal income and excise taxes. As a result, the Fund has made no provisions for federal income taxes.

  D. SECURITY TRANSACTIONS, INVESTMENT INCOME, DISTRIBUTIONS AND OTHER -- The Fund uses the trade date to account for security transactions and the specific identification cost method for financial reporting and income tax purposes to determine the gain or loss on investments sold or redeemed. Interest income is recorded on an accrual basis and includes the pro rata scientific method for amortization of premiums and accretion of discounts when appropriate. Income, gains and common expenses are allocated to each class based on its respective average net assets. Class specific expenses are charged directly to each class. Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of net investment income are due to differing tax treatments of dividends declared.

FLAG INVESTORS TOTAL RETURN U.S. TREASURY FUND SHARES
--------------------------------------------------------------------------------

NOTE 2 -- Investment Advisory Fees, Transactions with Affiliates and Other Fees

     International Strategy & Investment, Inc. ("ISI") is the Fund's investment advisor. As compensation for its advisory services, the Fund pays ISI an annual fee based on the Fund's average daily net assets. This fee is calculated daily and paid monthly at the following annual rates: 0.20% of the first $100 million, 0.18% of the next $100 million, 0.16% of the next $100 million, 0.14% of the next $200 million and 0.12% of the amount over $500 million. In addition, the Fund pays ISI 1.5% of the Fund's gross income. For the six months ended April 30, 2000, ISI's advisory fee was $342,194, of which $55,751 was payable at the end of the period.

     Investment Company Capital Corp. ("ICCC"), an indirect subsidiary of Deutsche Bank AG, is the Fund's administrator. As compensation for its administrative services, the Fund pays ICCC an annual fee based on the combined assests of the ISI Funds that is calculated daily and paid monthly at the following annual rates: 0.20% of the first $75 million, 0.15% of the next $75 million, 0.10% of the next $75 million, 0.05% of the next $275 million, and 0.03% of the amount over $500 million. For the six months ended April 30, 2000, ICCC's administration fee was $126,260, of which $21,343 was payable at the end of the period.

     Certain officers and directors of the Fund are also officers or directors of ISI or ICCC.

     ICCC also provides accounting services to the Fund for which the Fund pays ICCC an annual fee that is calculated daily and paid monthly from the Fund's average daily net assets. For the six months ended April 30, 2000, ICCC's fee was $38,921, of which $6,398 was payable at the end of the period.

     ICCC also provides transfer agency services to the Fund for which the Fund pays ICCC a per account fee that is calculated and paid monthly. For the six months ended April 30, 2000, ICCC's fee was $43,022, of which $8,000 was payable at the end of the period.

     ISI Group, Inc. ("ISI Group"), which is affiliated with ISI, provides distribution services for the ISI Class of the Fund for which ISI Group is paid an annual fee that is calculated daily and paid monthly at an annual rate equal to 0.25% of the ISI Class' average daily net assets.

FLAG INVESTORS TOTAL RETURN U.S. TREASURY FUND SHARES
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 2-- concluded

     ICC Distributors, Inc. ("ICC Distributors") provides distribution services for the Flag Investors Class of the Fund for which ICC Distributors is paid an annual fee, pursuant to Rule 12b-1 that is calculated daily and paid monthly at an annual rate equal to 0.25% of the Flag Investors Class A Shares' average daily net assets. For the six months ended April 30, 2000, distribution fees aggregated $316,252. ISI Group's fee was $179,944, of which $29,546 was payable at the end of the period. ICC Distributor's fee was $136,308, of which $22,284 was payable at the end of the period.

NOTE 3 -- Capital Share Transactions

     The Fund is authorized to issue up to 115 million shares of $.001 par value capital stock (44 million Flag Investors Class A, 44 million ISI Class, 5 million Flag Investors Class B, 15 million Flag Investors Class C, 500,000 Flag Investors Class D and 6.5 million undesignated). Transactions in shares of the Fund were as follows:

                                            Flag Investors Class A Shares
                                       --------------------------------------
                                           For the Six          For the
                                          Months Ended        Year Ended
                                         April 30, 20001   October 31, 1999
                                       --------------------------------------
   Shares sold .......................         717,849         2,468,335
   Shares issued to shareholders on
      reinvestment of dividends ......         249,745           718,480
   Shares repurchased ................      (1,871,032)       (3,016,885)
   Conversion of shares from Class B .              --           545,490
                                         -------------      ------------
   Net increase/(decrease) in shares
     outstanding .....................        (903,438)          715,420
                                         -------------      ------------
                                         -------------      ------------
   Proceeds from sale of shares ......    $  6,704,560      $ 24,540,826
   Value of reinvested dividends .....       2,303,566         7,196,033
   Cost of shares repurchased ........     (17,392,678)      (29,260,245)
   Conversion of shares from Class B .              --         5,578,323
                                         -------------      ------------
   Net increase/(decrease) from capital
      share transactions .............   $  (8,384,552)     $  8,054,937
                                         -------------      ------------
                                         -------------      ------------
----------------
1 Unaudited.

FLAG INVESTORS TOTAL RETURN U.S. TREASURY FUND SHARES
--------------------------------------------------------------------------------

NOTE 3-- concluded


                                           Flag Investors Class B Shares 1
                                           -------------------------------
                                                       For the
                                                     Year Ended
                                                  October 31, 1999
                                                 ------------------
   Shares sold ................................        394,876
   Shares issued to shareholders on
      reinvestment of dividends ...............         17,702
   Shares repurchased .........................       (232,994)
   Conversion of shares to Class A ............       (545,490)
                                                   -----------
   Net decrease in shares
      outstanding .............................       (365,906)
                                                   -----------
                                                   -----------
   Proceeds from sale of shares ...............    $ 4,030,932
   Value of reinvested dividends ..............        181,819
   Cost of shares repurchased .................     (2,355,421)
   Conversion of shares to Class A ............     (5,578,323)
                                                   -----------
   Net decrease from capital
      share transactions ......................    $(3,720,993)
                                                   -----------
                                                   -----------

----------------
1 Converted to Class A Shares May 14, 1999.

                                                  ISI Class Shares

                                       --------------------------------------
                                           For the Six           For the
                                          Months Ended         Year Ended
                                         April 30, 2000 2   October 31, 1999
                                       --------------------------------------
   Shares sold ......................       1,077,389           1,446,867
   Shares issued to shareholders on
      reinvestment of dividends .....         338,261             983,017
   Shares repurchased ...............      (2,632,263)         (2,351,273)
                                         ------------       -------------
   Net increase/(decrease) in shares
     outstanding ....................      (1,216,613)             78,611
                                         ------------       -------------
                                         ------------       -------------
   Proceeds from sale of shares .....    $ 10,057,882        $ 13,815,462
   Value of reinvested dividends ....       3,146,484          10,372,002
   Cost of shares repurchased .......     (24,499,795)        (23,047,940)
                                         ------------       -------------
   Net increase/(decrease) from capital
      share transactions ............    $(11,295,429)      $   1,139,524
                                         ------------       -------------
                                         ------------       -------------
-----------------
1 Converted to Class A Shares May 14, 1999.
2 Unaudited.

FLAG INVESTORS TOTAL RETURN U.S. TREASURY FUND SHARES
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

NOTE 4 -- Investment Transactions

     Excluding  short-term  obligations,   purchases  of  investment  securities
aggregated $31,656,082 and sales of investment securities aggregated $9,533,725 for the six months ended April 30, 2000.

     On April 30, 2000, aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $15,361,309.

NOTE 5 -- Net Assets

     On April 30, 2000, net assets consisted of:

Paid-in capital

   Flag Investors Class A Shares ................................. $115,156,737
   ISI Class Shares ..............................................  155,096,956
Distributions in excess of net investment income .................   (2,736,110)
Accumulated distributions in excess of capital gain on investments   (3,714,806)
Unrealized appreciation/(depreciation) of investments ............  (15,361,309)
                                                                   ------------
                                                                   $248,441,468
                                                                   ------------
                                                                   ------------
NOTE 6 -- Subsequent Event

     Effective June 1, 1999 ICC's fees for providing administrative services to the Fund were changed to the following schedule:

             Combined Assets of ISI Funds              Incremental Fee
             ----------------------------              ---------------
                    $0-$75,000,000                          .20%
               $75,000,000-$150,000,000                     .15%
               $150,000,000-$225,000,000                    .10%
               $225,000,000-$500,000,000                    .05%
                   over $500,000,000                        .03%

18
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

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

FLAG INVESTORS TOTAL RETURN U.S. TREASURY FUND SHARES
--------------------------------------------------------------------------------

DIRECTORS AND OFFICERS

                       EDWARD S. HYMAN
                          CHAIRMAN
R. ALAN MEDAUGH                         MARGARET M. BEELER
PRESIDENT                               ASSISTANT VICE PRESIDENT
JOSEPH R. HARDIMAN                      SUZANNE H. UGHETTA
DIRECTOR                                ASSISTANT VICE PRESIDENT
LOUIS E. LEVY                           KEITH C. REILLY
DIRECTOR                                ASSISTANT VICE PRESIDENT
CARL W. VOGT, ESQ.                      CHARLES A. RIZZO
DIRECTOR                                TREASURER
NANCY LAZAR                             FELICIA A. EMRY
VICE PRESIDENT                          SECRETARY
EDWARD J. VEILLEUX                      AMY M. OLMERT
VICE PRESIDENT                          ASSISTANT SECRETARY
CARRIE L. BUTLER                        DANIEL O. HIRSCH
VICE PRESIDENT                          ASSISTANT SECRETARY

INVESTMENT OBJECTIVE

A mutual fund designed to provide a high level of total return with relative stability of principal and, secondarily, high current income consistent with an investment in securities issued by the United States Treasury.


--------------------------------------------------------------------------------
     This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus.

     For more complete information regarding any of the Flag Investors Funds, including charges and expenses, obtain a prospectus from your investment representative or directly from the Fund at 1-800-767-FLAG. Read it carefully before you invest.
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

                                DOMESTIC EQUITY
                               Communications Fund
                              Emerging Growth Fund
                              Equity Partners Fund
                           Real Estate Securities Fund
                                   Top 50 U.S.
                               Value Builder Fund

                              INTERNATIONAL EQUITY
                              European Mid-Cap Fund
                            International Equity Fund
                              Japanese Equity Fund
                                   Top 50 Asia
                                  Top 50 Europe
                                  Top 50 World

                                  FIXED INCOME
                          Managed Municipal Fund Shares
                         Short-Intermediate Income Fund
                     Total Return U.S. Treasury Fund Shares

                                  MONEY MARKET
                            Cash Reserve Prime Shares


                                  P.O. Box 515
                           Baltimore, Maryland 21203
                                  800-767-FLAG
                              WWW.FLAGINVESTORS.COM
                                 Distributed by:
                             ICC DISTRIBUTORS, INC.
                                   TRSA (6/00)